Exhibit 99.1 Investor Presentation September 2019Exhibit 99.1 Investor Presentation September 2019

Forward-Looking Statement Certain statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Direct Vessel Profit (defined as operating revenues less operating costs and expenses, “DVP”) when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure. seacormarine.com 2Forward-Looking Statement Certain statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Direct Vessel Profit (defined as operating revenues less operating costs and expenses, “DVP”) when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure. seacormarine.com 2

SEACOR MARINE

Who We Are

Owner and operator of offshore support vessels

Most diverse customer base of any operator in offshore sector:

- Supermajors
- Independents
- National oil companies
- Wind
- Government

Seasoned management team

Global presence across

5 Continents

NYSE : SMHI

Spun-off from SEACOR Holdings Inc. in June 2017

Financial highlights

$81.1 million
Cash[1]

$399.7 million
Net debt with majority of maturities beyond 2022

$765.5 million
Net PP&E

Superior fleet

177 vessels

9.3 years
average age for fleet, excluding ERRVs*

Ideally positioned for current market and upturn in oil and gas markets and offshore wind developments

*as of June 30, 2019

[1]Cash, restricted cash and construction reserve fund

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Ideally Positioned

SEACOR MARINE

Consistent
Growth

- **Direct vessel profit** (DVP[1]) has increased steadily since 1Q2017
- Continued improvements in **fleet utilization** and **dayrates**
  - 24% increase in average day rates compared to 1Q2017
  - 26% increase in utilization since 1Q2017

Diverse
Assets, customer base and footprint

- **Leverage economies** of scale across global platform and diverse customer base
- Access to all major offshore markets provides competitive intelligence and opportunity to shift assets
- Targeted go-to-market strategy matching customer needs with vessel type by region
- Diversification provides offensive and defensive advantages

Methodical
Investment / Divestment

- Continuous fleet up-grading improves marketing success (focus on high-value services)
- Selective acquisition of offshore assets
- Scrapping of older vessels continues to reduce supply and drive cost reduction

Value-add
Partnerships

- Access geographic markets with local barriers to entry (e.g. MEXMAR)
- Leverage operating platform through wider control of assets (e.g. SEACOSCO)
- Complement our fleet capacities and service offering (e.g. Fred Olsen Windcarrier)

Prudent
Balance Sheet

- Disciplined capital allocation for highest return investments
- Active management of balance sheet by extending debt maturities and financing acquisitions through non-recourse debt.

[1] DVP is a non-GAAP financial measure. See slide 2 for a discussion of DVP and slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

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Positioned to Capitalize on Offshore RevivalPositioned to Capitalize on Offshore Revival

Improving Dayrates and Fleet Utilization 12,000 70% 10,807 10,186 9,913 9,742 60% 10,000 9,451 9,071 8,583 8,565 8,431 8,272 50% 7,925 8,000 7,371 7,323 7,324 7,122 7,001 40% 6,435 6,006 5,726 6,000 5,649 30% 4,000 20% 2,000 10% 0 0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Average Rates Per Day for Total Fleet Average Rates Per Day for Total Fleet (Ex. Wind Farm Utility) Total Fleet Utilization Total Fleet Utilization (Ex. Wind Farm Utility) As of June 30, 2019 seacormarine.com 6Improving Dayrates and Fleet Utilization 12,000 70% 10,807 10,186 9,913 9,742 60% 10,000 9,451 9,071 8,583 8,565 8,431 8,272 50% 7,925 8,000 7,371 7,323 7,324 7,122 7,001 40% 6,435 6,006 5,726 6,000 5,649 30% 4,000 20% 2,000 10% 0 0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Average Rates Per Day for Total Fleet Average Rates Per Day for Total Fleet (Ex. Wind Farm Utility) Total Fleet Utilization Total Fleet Utilization (Ex. Wind Farm Utility) As of June 30, 2019 seacormarine.com 6

Continuing Growth 1 Direct Vessel Profit (DVP) (in millions) $28.8 $21.7 $20.8 $14.7 $13.4 $12.0 $11.7 $9.4 $4.5 67% 527% 24% 15% 10% 48% 33% 58% 73% $1.5 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 As of June 30, 2019 1 DVP is a non-GAAP financial measure. See slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure. seacormarine.com 7Continuing Growth 1 Direct Vessel Profit (DVP) (in millions) $28.8 $21.7 $20.8 $14.7 $13.4 $12.0 $11.7 $9.4 $4.5 67% 527% 24% 15% 10% 48% 33% 58% 73% $1.5 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 As of June 30, 2019 1 DVP is a non-GAAP financial measure. See slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure. seacormarine.com 7

Strong Revenue Backlog Supporting Growth Contract Revenue (in millions) $70 JV SMHI $23.6 $23.7 $22.7 $70.3 $84.0 $89.2 $251.3 2019 2020 2021+ Total As of June 30, 2019 Contract revenue backlog is our expectation of revenues to be generated from existing and uncompleted contracts assuming that such contracts are not cancelled, suspended or terminated prior to expiration of their current term or otherwise modified in a manner that would affect revenue expected under the contract. seacormarine.com 8Strong Revenue Backlog Supporting Growth Contract Revenue (in millions) $70 JV SMHI $23.6 $23.7 $22.7 $70.3 $84.0 $89.2 $251.3 2019 2020 2021+ Total As of June 30, 2019 Contract revenue backlog is our expectation of revenues to be generated from existing and uncompleted contracts assuming that such contracts are not cancelled, suspended or terminated prior to expiration of their current term or otherwise modified in a manner that would affect revenue expected under the contract. seacormarine.com 8

Diversified Assets, Customer Base and Global Presence Diversified Assets, Customer Base and Global Presence

Fleet Mix – Core Focus Areas

Positioned to meet needs of diverse customer base across life cycle of offshore development

Customer Demands	Crew Transport & Fast Cargo	Shallow Water Field Support, Deepwater, Fuel Efficient Applications	Infrastructure Maintenance, Plug & Abandonment, Windfarms	Windfarm Crew Transfer, Maintenance & Installation
SEACOR Marine Solutions	FSVs	PSVs	Liftboats	CTVs (windfarm)

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Key areas of fleet investments: Market Leader in New Hybrid Power PSVs

SEACOR MARINE


6%
13%
6%
6%
5%
64%
SEACOR Marine
Top Publicly Traded Owners
Others

SEACOR Marine Ranks 3rd for Publicly Traded Owners with Active Diesel Electric PSVs of 15 years of age and younger.

SEACOR Marine Ranks 1st in Hybrid Power PSV's

SEACOR Marine continues to grow through acquisition of 6 more Newbuild Diesel Electric PSVs

Key Benefits

- Optimized hull form that delivers excellent sea-keeping and high speed under rough weather conditions, as well as better fuel economy over long distances.
- High accommodation capacity built to MLC standards.
- Built to SPS code. Dual load line for SPS and non-SPS allowing the DWT and deck cargo to be maximized in non-SPS duties.
- Special product stainless tanks with nitrogen pad and purge.
- Foam fire-fighting capability with dedicated foam tanks.

Source: Clarksons' World Offshore Register as of July 31, 2019



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Key areas of fleet investments: Hybrid Hybrid power technology • Energy Storage System produces significant advantages over regular Diesel Electric PSVs • New lithium battery power technology and integration • Improves vessel efficiency • Lowers cost through reducing fuel consumption • Reduces emissions by as much as 20% • Classification society approved seacormarine.com 12Key areas of fleet investments: Hybrid Hybrid power technology • Energy Storage System produces significant advantages over regular Diesel Electric PSVs • New lithium battery power technology and integration • Improves vessel efficiency • Lowers cost through reducing fuel consumption • Reduces emissions by as much as 20% • Classification society approved seacormarine.com 12

Key areas of fleet investments: CTV's

SEACOR MARINE

CTVs WindGrip Access system

- Improves safety of offshore transfers and increases accessibility of wind turbines
- Increases grip on the boat landing in rough waters and higher wave conditions
- Currently installed on 29 vessels (26 owned and 3 joint-ventured)

Fleet upgrades

- Use of stored energy results in reduced structure born noise and vibration, increasing crew comfort
- Fuel oil consumption and monitoring to gauge fuel efficiency of hybrid vessels

Investment in passenger comfort

- Airline-style pod seating on tracks to configure to customer preference
- PAX COMFORTS: USB charging port at each seat, LED lighting


HYDROGEN

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SEACOR Marine's Demand Drivers

SEACOR MARINE

Our diversified fleet is positioned to meet current demand and capitalize on early and later stages of market recovery in oil & gas as well as windfarm developments.

		Oil & Gas							
Vessel type	Offshore Wind	Crew Transfer	Decommissioning	Maintenance	Plug & Abandonment	Production	Development Drilling	Exploration Drilling	SMHI Vessels
AHTS					X	X	X	X	9
FSV		X		X		X	X	X	40
PSV (<3,500DWT) *				X		X	X	X	22
PSV (>3,500DWT)						X	X	X	19
ERRV			X	X	X	X	X	X	18
Liftboat	X		X	X	X	X			19
Crew Transfer Vessel (CTV)	X	X	X	X	X	X			44
Recovery Stage **	N/A	EARLY	EARLY	EARLY	MID	MID	MID	FULL	

As of June 30, 2019

* Vessels of less than 2,500 DWT in this category are also referred to in this presentation as "shelf PSVs" or "handy size PSVs."

** Based on the company's evaluation of recovery cycle, stage of recovery in which demand is expected to increase.

*** The Company also operated six specialty vessels not included above.

seacormarine.com 14

Flexibility and Stability Through Diversification Enhance growth opportunity: Offshore Oil & Gas + Wind Percentage of Revenue by Region Percentage of Revenue by Vessel Class 19% U.S. (primarily Gulf of Mexico) 5% AHTS 18% West Africa 29% FSV 7% Supply 22% Middle East & Asia 19% ERRV 8% Brazil, Mexico, Central & South America 11% CTV 29% Liftboats 33% Europe (primarily North Sea) As of June 30, 2019 seacormarine.com 15Flexibility and Stability Through Diversification Enhance growth opportunity: Offshore Oil & Gas + Wind Percentage of Revenue by Region Percentage of Revenue by Vessel Class 19% U.S. (primarily Gulf of Mexico) 5% AHTS 18% West Africa 29% FSV 7% Supply 22% Middle East & Asia 19% ERRV 8% Brazil, Mexico, Central & South America 11% CTV 29% Liftboats 33% Europe (primarily North Sea) As of June 30, 2019 seacormarine.com 15

Global Presence with Optimal Fleet Mix 177 Total Vessels United States 29 Middle East 28 Europe 64 Asia Pacific 1 Mexico 19 West Africa South America 20 16 (including 12 in Brazil) As of June 30, 2019 seacormarine.com 16Global Presence with Optimal Fleet Mix 177 Total Vessels United States 29 Middle East 28 Europe 64 Asia Pacific 1 Mexico 19 West Africa South America 20 16 (including 12 in Brazil) As of June 30, 2019 seacormarine.com 16

Methodical Investment / DivestmentMethodical Investment / Divestment

Steady Growth through Cycle Property, Plant and Equipment & Joint Venture Investments (in millions) JV 3% AHTS PPE $119.67  $110.29  42% FSV $765.49 $770.37 $90.21  5% Supply $689.83 $137.04  3% ERRV $541.94 32% Liftboats 4% CTV 2% Other 9% CIP 2019 2016 2017 2018 As of June 30, 2019 seacormarine.com 18Steady Growth through Cycle Property, Plant and Equipment & Joint Venture Investments (in millions) JV 3% AHTS PPE $119.67 $110.29 42% FSV $765.49 $770.37 $90.21 5% Supply $689.83 $137.04 3% ERRV $541.94 32% Liftboats 4% CTV 2% Other 9% CIP 2019 2016 2017 2018 As of June 30, 2019 seacormarine.com 18

Aggregating Transactions Through the Cycle

SEACOR MARINE

Fleet Renewal and Expansion at Compelling Values

2016

Graham Gulf fleet: 11 FSVs, U.S. flag

- Distressed sale
- $10 million en bloc
- Sold 9 of 11 for net proceeds of $5 million.*
- Two high spec FSVs remaining in fleet

Pacific Richfield: 14 AHTS/PSVs in Southeast Asia market

- Distressed sale
- Warehouse financing
- No capital at risk

Cypress Leasing: 1 PSV in West Africa

- Rollover debt transaction
- $3 million approx.
- 42% payback*
- Subsequently converted into an ERRV

2017

Hellespont: 4 PSVs in West Africa (10 years average age), in class and contracted

- $7 million approx.
- Two of the four Hellespont PSVs were sold for approx. $9.6 million*

*As of June 30, 2019

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Aggregating Transactions Through the Cycle

SEACOR MARINE

Fleet Renewal and Expansion at Compelling Values

2018

SEACOSCO: JV with COSCO

- 8 modern and high spec PSVs: deepwater capable, hybrid, built-in ability to delay deliveries
- Limited cash outlay with efficient non-recourse debt
  - $1,000/day per vessel until delivery
  - 4% interest rate + LIBOR once delivered with a 12 year term
- Acquisition price estimated at 65% of replacement cost
- 5 vessels of this series already delivered

Falcon Global: 6 liftboats, U.S. flag, and consolidation of international JV

- Unique assets / COMPETITIVE POSITION
- Acquisition of majority stake via formation of JV and assumption of debt on non-recourse basis

UP Offshore: JV with CME

- 11 PSV and 3 specialty
- 5 currently contracted in Brazil, 1 in Mexico

3 PSVs under construction

- Acquired from COSCO Zhoushan
- Approx. $45.5 million (30% will be paid in cash and 70% under a four-year deferred payment agreement)

2019

Acquisition of Mr. Stevens: FSV

- $8.5 million
- Long-term contract outside of the oil & gas sector

seacormarine.com 20

Vessel Sales 51 vessels sold since 2016 • Net gains of $13.9 million • Estimated cold-stack savings of approximately $9.8 million throughout the cycle (in millions) $78.1 Net Gains Estimated Cold‐Stack Savings NBV Net Proceeds $64 $9.8 $39.5 $36.8 $5.2 $3.9 $2.7 $15.9 $13.6 $2.1 $12.4 $10.3 $7.2 $6.4 2016 2017 2018 2019 Since 2016 2016 2017 2018 2019 Since 2016 *As of June 30, 2019 seacormarine.com 21Vessel Sales 51 vessels sold since 2016 • Net gains of $13.9 million • Estimated cold-stack savings of approximately $9.8 million throughout the cycle (in millions) $78.1 Net Gains Estimated Cold‐Stack Savings NBV Net Proceeds $64 $9.8 $39.5 $36.8 $5.2 $3.9 $2.7 $15.9 $13.6 $2.1 $12.4 $10.3 $7.2 $6.4 2016 2017 2018 2019 Since 2016 2016 2017 2018 2019 Since 2016 *As of June 30, 2019 seacormarine.com 21

Adding Value Through Strong Partnerships 22Adding Value Through Strong Partnerships 22

Strategic Partnerships Strategic use of joint ventures and partnerships to: Improve risk adjusted return 1. Share project finance risk: limited partnerships in U.S., 2. Norway and China Enhance market coverage: Angola, Saudi Arabia, Mexico and Brazil 3. seacormarine.com 23Strategic Partnerships Strategic use of joint ventures and partnerships to: Improve risk adjusted return 1. Share project finance risk: limited partnerships in U.S., 2. Norway and China Enhance market coverage: Angola, Saudi Arabia, Mexico and Brazil 3. seacormarine.com 23

MexMar JV – Value & Meaningful Asset Base

SEACOR MARINE

- Critical contractor to Pemex – main provider of deepwater PSVs
- Substantial asset base: 18 owned and operated vessels
- Growing customer base and opportunities: Mexican energy reform and international oil companies
- Fully compliant with local content / cabotage regulations (increasingly important)

MexMar	2014	2015	2016	2017	2018	Q2 19 YTD
Average Dayrate	14,336	13,927	14,625	14,431	13,466	11,197
Utilization	92%	94%	88%	85%	77%	82%
Avail. Days	4,972	5,991	5,456	5,475	5,475	2,806
Revenue ($'000s)	65,339	78,363	70,521	67,003	57,003	25,866
DVP ($'000s)[1]	29,154	40,152	36,483	41,342	34,882	13,519
Net PP&E of Fleet ($'000s)	144,961	188,609	209,477	193,842	198,790	190,408
DEBT ($'000s)	75,064	116,154	104,097	109,076	93,309	87,134
SMHI JV Earnings, Net of Tax ($'000s)	4,501	5,650	3,556	10,103	2,736	(1)
SMHI JV Investment ($'000s)	36,309	50,163	63,404	60,980	53,840	53,299

MexMar Vessels

- Baltic
- Bernie McCall
- Caspian
- Doreen McCall
- Linda F.
- Lisa F.
- SEACOR Azteca
- SEACOR Cabral
- UP Agate
- SEACOR Columbus
- SEACOR Maya
- SEACOR Olmeca
- SEACOR Pride
- SEACOR Tolteca
- SEACOR Viking
- SEACOR Warrior
- UP Turquoise
- UP Jade

As of June 30, 2019

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

seacormarine.com 24

Balance SheetBalance Sheet

Balance Sheet Highlights (in millions) Jun-19 Cash + Construction Reserve Funds 78.9 Restricted Cash 2.2 Available Liquidity 81.1 Net PP&E 765.5 Construction in Progress 68.2 Investment, at Equity, and Advances to Joint Ventures 112.4 1 Outstanding Debt (Current and Long-Term) 399.7 SMHI Stockholders’ Equity 488.5 Non-Controlling Interests 22.7 1 Total debt includes $185.6 million of guaranteed subsidiary debt guaranteed by SEACOR Marine and $124.1 million of subsidiary debt that is non-recourse to SEACOR Marine seacormarine.com 26Balance Sheet Highlights (in millions) Jun-19 Cash + Construction Reserve Funds 78.9 Restricted Cash 2.2 Available Liquidity 81.1 Net PP&E 765.5 Construction in Progress 68.2 Investment, at Equity, and Advances to Joint Ventures 112.4 1 Outstanding Debt (Current and Long-Term) 399.7 SMHI Stockholders’ Equity 488.5 Non-Controlling Interests 22.7 1 Total debt includes $185.6 million of guaranteed subsidiary debt guaranteed by SEACOR Marine and $124.1 million of subsidiary debt that is non-recourse to SEACOR Marine seacormarine.com 26

Manageable Debt Maturity Schedule No major debt maturities until 2023 (in millions) Non‐Recourse Recourse $81.7 $227.4 $25.2 $25.5 $24.6 $8.7 $26.5 2019 2020 2021 2022 Years subsequent to 2022 seacormarine.com 27Manageable Debt Maturity Schedule No major debt maturities until 2023 (in millions) Non‐Recourse Recourse $81.7 $227.4 $25.2 $25.5 $24.6 $8.7 $26.5 2019 2020 2021 2022 Years subsequent to 2022 seacormarine.com 27

Capital Expenditures Focused on Core Areas Trend of Historical CAPEX Spending and CAPEX Commitments (dollars in millions) $100.9 $69.0 $23.6 $52.0 $35.3 $41.2 2016 2017 2018 2019* 2020 CAPEX Spending CAPEX Commitments *As of June 30, 2019 Remaining CAPEX commitments: 3 FSV’s, 5 PSV’s and 2 CTV’s seacormarine.com 28Capital Expenditures Focused on Core Areas Trend of Historical CAPEX Spending and CAPEX Commitments (dollars in millions) $100.9 $69.0 $23.6 $52.0 $35.3 $41.2 2016 2017 2018 2019* 2020 CAPEX Spending CAPEX Commitments *As of June 30, 2019 Remaining CAPEX commitments: 3 FSV’s, 5 PSV’s and 2 CTV’s seacormarine.com 28

Thank You / Q&AThank You / Q&A

Appendix 30Appendix 30

Committed to Safety YoY Total Reportable Incident Record vs Industry Stats 4 3.5 3 2.5 2 1.5 1 0.5 0 0.15 2014 2015 2016 2017 2018 5-year average OMSA ISOA IMCA IADC IOGP SEACOR Marine Source: Offshore Marine Service Association (OMSA), International Support Vessel Owners Association (ISOA), International Marine Contractors Association (IMCA), International Association of Drilling Contractors (IADC), International Association of Oil & Gas Producers (IAGP) seacormarine.com 31Committed to Safety YoY Total Reportable Incident Record vs Industry Stats 4 3.5 3 2.5 2 1.5 1 0.5 0 0.15 2014 2015 2016 2017 2018 5-year average OMSA ISOA IMCA IADC IOGP SEACOR Marine Source: Offshore Marine Service Association (OMSA), International Support Vessel Owners Association (ISOA), International Marine Contractors Association (IMCA), International Association of Drilling Contractors (IADC), International Association of Oil & Gas Producers (IAGP) seacormarine.com 31

Global Presence with Optimal Fleet Mix w AHTS FSV Supply ERRV Specialty Liftboat CTV Mexico 513 1 United States 382 1 15 South America* 310 3 Europe 318 1 42 West Africa 4106 Middle East 2137 2 2 2 Asia Pacific 1 As of June 30, 2019 *12 in Brazil seacormarine.com 32Global Presence with Optimal Fleet Mix w AHTS FSV Supply ERRV Specialty Liftboat CTV Mexico 513 1 United States 382 1 15 South America* 310 3 Europe 318 1 42 West Africa 4106 Middle East 2137 2 2 2 Asia Pacific 1 As of June 30, 2019 *12 in Brazil seacormarine.com 32

Market Leader in Fast Support Vessels (FSVs)

SEACOR MARINE

Favorable supply dynamics, unique assets/service, cost savings for customers

- 40 Operated Vessels: 35 owned, 1 leased-in, 4 joint-ventured
- New U.S. capacity is constrained by Clean Air Act emissions requirements
- Evolving designs and operating protocols: enhanced passenger comfort, on board meal service and snack bar, and scheduled passenger trips
- Transfer technology rapidly improving ("walk to work"): more markets accessible
- Long term charters in international markets: Middle East, West Africa, Latin America and Southeast Asia
- Early mover advantage: pioneered use of catamarans in offshore – 6 cats in operation[1], 40+ knot speed
- Demand drivers: cost efficiency, safety, service requirement, alternative to helicopters
- Margin improvement drivers: shrinking fleet of competition vessels
- Distinctive features of SEACOR Marine's fleet: comfort, jet propulsion, DP, speed



SEACOR

Owned & Leased	2014	2015	2016	2017	2018	Q2 19 YTD
Dayrate	9,235	9,069	7,740	7,729	7,382	7,616
Utilization	75%	67%	60%	47%	60%	70%
Avail. Days	10,045	8,460	9,967	14,645	14,495	6,569
Revenue ($'000s)	78,087	60,870	52,649	53,566	61,099	34,595
DVP ($'000s)[2]	25,824	18,872	22,478	8,052	16,727	10,191
DVP Margin %[3]	33%	31%	43%	15%	27%	29%
Lease Expense ($'000s)	7,513	6,099	5,711	2,236	1,367	704
NBV ($'000s)	119,160	161,206	178,815	334,885	305,730	324,412

[1] Out of worldwide fleet of 8 in offshore oil and gas.
[2] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.
[3] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

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Leading Position in DP-2 FSVs

SEACOR MARINE


38%
7%
55%
■ SEACOR Marine ■ Top Publicly Traded Owners ■ Others

SEACOR Marine owns 38% of active DP-2/DP-3 Class FSVs of 15 years of age and younger worldwide.



Key Advantages of Next-Gen FSVs

- Cost and time savings of 50% to 70% on passenger transfers compared to helicopter transfers. The number of personnel transferred at once can reach from 60 to 140 per trip
- Safe operations. In case of emergency, the capacity of FSVs allow a high number of personnel to be evacuated. SEACOR FSVs are also equipped with night vision for search and rescue.
- Dynamic Positioning (DP2/DP3) – high redundancy and excellent maneuverability.
- Comfort – our FSVs are equipped with Ride Control and Business Class seats.
- Mission flexibility between cargo and operations.

Source: Clarksons' World Offshore Register as of July 31, 2019

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Liftboats: Full Well Cycle Services, Growing Demand

SEACOR MARINE

U.S. focus, increasing activity, developing U.S. offshore wind farm market

- Self-propelled, self-elevating stable work platforms. Operations in:
  - U.S. GOM (15 vessels)
  - Middle East (2 vessels)
  - Europe (1 vessel)
  - Mexico (1 vessel)
- Mission flexible for shelf locations: well intervention and workover; construction; platform maintenance and repair; diving operations; accommodations; and plug and abandonment / platform decommissioning
- Wind farm installation and maintenance
- Differentiating features: leg length, crane capacity, deck area and accommodations, international market access
- Capacity discipline: no order book in U.S., last vessel delivered in 2015



Owned & Leased	2014	2015	2016	2017	2018	Q2 19 YTD
Dayrate	23,074	20,524	14,795	13,463	18,482	19,397
Utilization	65%	28%	5%	19%	46%	46%
Avail. Days	5,475	5,475	5,490	5,390	7,329	3,439
Revenue ($'000s)	88,868	34,346	4,410	13,959	69,889	30,809
DVP ($'000s)[1]	28,258	(3,842)	(5,531)	(5,252)	32,742	10,649
DVP Margin %[2]	32%	–	–	–	47%	35%
Lease Expense ($'000s)	1,662	2,464	2,545	2,515	2,561	2,995
NBV ($'000s)	97,354	86,610	58,909	142,343	257,586	245,752

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.
[2] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

seacormarine.com 35

Well Positioned in Growing Offshore Wind Market

SEACOR MARINE

Windcat: leading operator of CTVs with active presence in all relevant offshore wind energy markets in Europe

- Optimally positioned to benefit from the expected growth in the offshore wind market – from 92 wind farms in 2017 to 152 expected in 2023, adding a total capacity of almost 20 GW
- Continue to adapt fleet to go where the market moves:
  - Expand further geographically to the East Coast of the U.S., which is leading the charge toward developing offshore wind, and to France
  - Optimization of fleet to adapt to client needs and advancements in turbine technology and construction methods
- Well positioned to enter U.S. market – SEACOR is currently the only CTV owner operating in European market that is compliant with the Jones act

39 vessels 100% owned	5 vessels owned by JV	8 years average age of vessel

Owned & Leased	2014	2015	2016	2017	2018	Q2 19 YTD
Dayrate	2,608	2,482	2,290	2,171	2,290	2,389
Utilization	90%	84%	75%	79%	73%	74%
Avail. Days	11,741	12,575	13,270	13,505	13,781	6,919
Revenue ($'000s)	29,839	28,037	24,627	25,131	25,134	13,105
DVP ($'000s)[1]	12,755	12,757	11,638	12,976	10,799	5,323
DVP Margin %[2]	43%	45%	47%	52%	43%	41%
Lease Expense ($'000s)	61	14	402	64	–	–
NBV ($'000s)	44,862	39,667	31,251	25,618	26,975	27,096

As of June 30, 2019

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

[2] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

seacormarine.com 36

Crew Transfer: Positioned for Offshore Wind Market Stable, recurring business in a non-traditional offshore market • Augmenting Core Competence in Passenger Transport • 44 Operated CTVs: 39 Owned & 5 Joint-Ventured • Aluminum hull catamarans, critical for maintaining offshore wind turbines 1 • Capacity: from 12 to 24 passengers per vessel • Largest operator of CTVs with active presence in all relevant offshore wind energy markets in Europe • Customer/credit profile: mainly large utility companies • Growth drivers/opportunities: Europe still expanding, 2 new projects in China, the United States , and Arabian Gulf 1 There is one (1) CTV in fleet that can carry up to 50 passengers. 2 There are two (2) CTV in fleet that are Jones Act compliant and could be redeployed to US offshore wind market. seacormarine.com 37Crew Transfer: Positioned for Offshore Wind Market Stable, recurring business in a non-traditional offshore market • Augmenting Core Competence in Passenger Transport • 44 Operated CTVs: 39 Owned & 5 Joint-Ventured • Aluminum hull catamarans, critical for maintaining offshore wind turbines 1 • Capacity: from 12 to 24 passengers per vessel • Largest operator of CTVs with active presence in all relevant offshore wind energy markets in Europe • Customer/credit profile: mainly large utility companies • Growth drivers/opportunities: Europe still expanding, 2 new projects in China, the United States , and Arabian Gulf 1 There is one (1) CTV in fleet that can carry up to 50 passengers. 2 There are two (2) CTV in fleet that are Jones Act compliant and could be redeployed to US offshore wind market. seacormarine.com 37

Emergency Response and Rescue (ERRV) – Steady Demand

SEACOR MARINE

Opportunity to capitalize on cycle: consolidation and vessel conversions from offshore vessels acquired at deeply discounted prices

- 18 Operated Vessels: 17 Owned & 1 Joint-Ventured
- Regulatory mandated emergency rescue service
- Complex Logistics: contracts require coverage of manned installations and platforms 24/7/365
- SMHI operations concentrated in Southern sector of UK North Sea
- Opportunity: market with few participants and probable consolidation



Owned & Leased	2014	2015	2016	2017	2018	Q2 19 YTD
Dayrate	10,819	10,293	9,121	8,479	8,854	8,531
Utilization	87%	84%	79%	81%	79%	84%
Avail. Days	8,760	8,760	8,117	7,282	7,138	3,167
Revenue ($'000s)	82,609	76,048	58,460	50,362	50,042	22,872
DVP ($'000s)[1]	16,567	13,964	10,426	8,531	7,225	5,606
DVP Margin %[2]	20%	18%	18%	17%	14%	25%
NBV ($'000s)	33,195	28,728	21,416	20,811	25,780	23,435

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

[2] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

seacormarine.com 38

Anchor Handling Towing Supply (AHTS)

SEACOR MARINE

AHTS – High Optionality in U.S. & Operating Leverage

Current book value approx. 20% of estimated replacement cost

- 9 Operated Vessels: 5 Owned & 4 Leased-In
- Angola is SEACOR Marine's primary AHTS market – 4 vessels
  - Two operators in U.S.
  - No deliveries since 2012; no newbuilds under construction or on order
- Utilization depressed, rates "acceptable": incremental activity highly accretive to results
- Recovery drivers:
  - Plug and abandonment / decommissioning in midwater depths
  - Supply role
  - Safety standby: moored installation support during weather events
  - Jackup support
  - Salvage



Owned & Leased	2014	2015	2016	2017	2018	Q2 19 YTD
Dayrate	25,839	27,761	18,953	10,810	10,170	7,989
Utilization	80%	59%	31%	22%	24%	43%
Avail. Days	5,998	5,475	5,777	5,110	4,150	1,810
Revenue ($'000s)	125,496	96,829	38,710	12,314	15,356	6,446
DVP ($'000s)[1]	61,927	49,322	13,389	(1,743)	(1,673)	(93)
DVP Margin %[2]	49%	51%	35%	–	–	–
Lease Expense ($'000s)	5,561	7,313	7,527	7,470	7,411	3,066
NBV ($'000s)	148,816	133,173	45,100	24,063	28,613	25,173

[1] Direct Vessel Profit ("DVP") is a non GAAP financial measure. See slide 2 for a discussion of DVP and slide 42 in the Appendix to this presentation for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

[2] Direct Vessel Profit Margin ("DVP Margin %) is a non GAAP financial measure – percentage of Direct Vessel Profit to Total Vessel Revenue.

seacormarine.com 39

“Handy” Size PSVs – Overlooked with Relatively Few Newbuildings

SEACOR MARINE

Ideal for shelf operations: access to shallow water ports, jackup support and delivery to small platforms

- 8 Operated Vessels Built since 2013 : 7 Joint-Ventured & 1 Owned
- “Handy” is < 2,500 tons deadweight, and length < 230 feet
  - Prior series built of handy size:
    - 6 vessels 200 feet; one sold in 2015, remaining, all active
    - 3 vessels 221 feet; all active
  - Current series under constructions: 2 vessels of 221 feet
- U.S. built:
  - Competitive in international markets
    - 5 in West Africa, 3 in Mexico and 1 in Middle East,
- Extra accommodation: 36+ person
- Small envelope, big capacities
- Special features: 4 vessels in this size SPS class[1] compliant (2 on order)



[1] Special Purpose Ship class vessels are built to comply with the IMO Code of Safety for Special Purpose Ships 2008. No other PSV's in this size category worldwide are SPS compliant.

seacormarine.com 40

Limited Near-Term Contractual Maturities

SEACOR MARINE

(in millions)

	Outstanding Debt	Debt Maturities					
Debt Issue:	Jun-19	2019	2020	2021	2022	2023	Thereafter
Convertible Senior Notes	125.0	–	–	–	–	125.0	–
SEACOR Marine Foreign Holdings Syndicated Credit Facility	120.2	6.5	13.0	13.0	13.0	74.9	–
Falcon Global USA Term Loan Facility	109.1	–	8.0	9.7	9.7	9.7	72.0
Sea-Cat Crewzer III Term Loan Facility	25.4	1.2	2.5	2.5	2.5	2.5	14.2
Windcat Workboats Facilities	24.6	–	–	24.6	–	–	–
Falcon Global USA Revolver	15.0	–	–	–	–	–	15.0
SEACOR 88/888 Term Loan	11.0	–	–	–	–	11.0	–
BNDES Finance Notes	4.3	1.0	2.0	1.3	–	–	–
Outstanding Principal	**434.6**	**8.7**	**25.5**	**51.1**	**25.2**	**222.9**	**101.2**
Discount/Issuance Costs	(34.9)						
Outstanding Debt	**399.7**						

seacormarine.com 41

Reconciliation of Consolidated Direct Vessel Profit (DVP) to Operating Income (Loss)

SEACOR MARINE

	2014	2015	2016	2017	2018	Q2 2019 YTD
Time Charter Statistics:						
Average Rates Per day	$ 12,011	$ 10,079	$ 7,114	$ 5,972	$ 7,282	$ 7,237
Fleet Utilization	81%	69%	54%	54%	62%	66%
Fleet Available Days	51,047	47,661	48,161	49,338	49,553	23,072
Operating Revenues:						
Time charter	$ 495,112	$ 330,890	$ 186,327	$ 160,545	$ 222,252	$ 110,900
Bareboat charter	4,671	8,598	8,833	4,636	4,635	2,532
Other marine services	30,161	29,380	20,476	8,602	26,722	7,162
	529,944	**368,868**	**215,636**	**173,783**	**253,609**	**120,594**
Direct Costs and Expenses:						
Operating:						
Personnel	188,284	150,606	95,144	81,500	95,028	46,717
Repairs and maintenance	49,304	36,371	21,282	27,655	33,279	17,682
Drydocking	38,625	17,781	7,821	9,035	11,587	4,953
Insurance and loss reserves	14,108	9,898	5,682	6,524	7,074	3,366
Fuel, lubes and supplies	28,723	20,762	12,088	12,032	16,975	7,645
Other	18,569	18,045	7,331	9,905	11,148	7,439
	337,613	**253,463**	**149,348**	**146,651**	**175,091**	**87,802**
Direct Vessel Profit (Loss)	**192,331**	**114,405**	**66,288**	**27,132**	**78,518**	**32,792**
Other Costs and Expenses:						
Operating:						
Lease Expense	27,479	22,509	17,577	12,948	11,475	8,465
Administrative and general	58,353	53,085	49,308	56,217	52,813	23,639
Depreciation and amortization	64,615	61,729	58,069	62,779	72,246	34,687
	150,447	**137,323**	**124,954**	**131,944**	**136,534**	**66,791**
Gains (Losses) on Asset Dispositions and Impairments	26,545	(17,017)	(116,222)	(23,547)	(8,747)	(3,489)
Operating Income (Loss)	**$ 68,429**	**$ (38,935)**	**$ (174,888)**	**$ (128,359)**	**$ (66,763)**	**$ (37,488)**

seacormarine.com 42

OSV Day Rate Index per Quarter 200 20% 150 increase 100 50 0 AHTS Dayrates Index PSV/FSV Dayrates Index Source: Clarksons’ World Offshore Register seacormarine.com 43OSV Day Rate Index per Quarter 200 20% 150 increase 100 50 0 AHTS Dayrates Index PSV/FSV Dayrates Index Source: Clarksons’ World Offshore Register seacormarine.com 43

Global Rate Indicators: YoY Day Rate Comparison (in US $) AHTS Average Day Rates PSV/FSV Average Day Rates $44,240 $25,959 $17,510 $28,195 $24,408 $11,857 $19,469 $11,602 $11,237 $16,826 $15,720 $9,186 2014 2015 2016 2017 2018 Q2 2019 2014 2015 2016 2017 2018 Q2 2019 Source: Clarksons’ World Offshore Register seacormarine.com 44Global Rate Indicators: YoY Day Rate Comparison (in US $) AHTS Average Day Rates PSV/FSV Average Day Rates $44,240 $25,959 $17,510 $28,195 $24,408 $11,857 $19,469 $11,602 $11,237 $16,826 $15,720 $9,186 2014 2015 2016 2017 2018 Q2 2019 2014 2015 2016 2017 2018 Q2 2019 Source: Clarksons’ World Offshore Register seacormarine.com 44

Utilization – PSVs & FSVs 100 71% increase (SEACOR Marine utilization percentage between Q2 2017 and Q2 2019) 75 50 25 0 Global Total Utilization (PSV & FSV) SEACOR Marine Utilization (PSV & FSV) Source: Clarksons’ World Offshore Register Note: Percentage of utilization includes all vessels of same series seacormarine.com 45Utilization – PSVs & FSVs 100 71% increase (SEACOR Marine utilization percentage between Q2 2017 and Q2 2019) 75 50 25 0 Global Total Utilization (PSV & FSV) SEACOR Marine Utilization (PSV & FSV) Source: Clarksons’ World Offshore Register Note: Percentage of utilization includes all vessels of same series seacormarine.com 45

Utilization – Liftboats 100 194% increase (SEACOR Marine utilization percentage between Q2 2017 and Q2 2019) 75 50 25 0 Global Total Utilization (Liftboats) Total Utilization in GoM (Liftboats) SEACOR Marine Utilization (Liftboats) Source: Clarksons’ World Offshore Register Note: Percentage of utilization includes all vessels of same series seacormarine.com 46Utilization – Liftboats 100 194% increase (SEACOR Marine utilization percentage between Q2 2017 and Q2 2019) 75 50 25 0 Global Total Utilization (Liftboats) Total Utilization in GoM (Liftboats) SEACOR Marine Utilization (Liftboats) Source: Clarksons’ World Offshore Register Note: Percentage of utilization includes all vessels of same series seacormarine.com 46

Global Supply of OSVs continue to reduce

SEACOR MARINE

Number of Stacked Vessels (Global per Quarter)



Stacked OSVs per Publicly Traded Owners
(As of June 30, 2019)
12
17
27
33
48
SEACOR Marine
Publicly Traded Owners
2,000
1,500
1,000
500
0
Q1-2014
Q2-2014
Q3-2014
Q4-2014
Q1-2015
Q2-2015
Q3-2015
Q4-2015
Q1-2016
Q2-2016
Q3-2016
Q4-2016
Q1-2017
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018
Q1-2019
Q2-2019
Q3-2019
Total Stacked OSVs
Stacked OSVs Above 15 Years of Age
Stacked OSVs for 3 Years and Longer

Source: Clarksons' World Offshore Register

Note: OSV count includes AHTS, PSV and FSVs;
As of June 30, 2019, there are over 1,500 OSVs stacked globally of which 39% are old generation vessels (above 15 years of age) and 33% have been stacked for 3 years and longer.
As of June 30, 2019, SMHI had 3 vessels stacked for 3 years or longer

seacormarine.com 47

Active Offshore Rigs 457 in Total Mediterranean 40 North America NW Europe 58 58 Asia Pacific 90 MidEast/ISC 158 Central & West Africa 28 25 South America Source: Clarksons’ World Offshore Register as of July 31, 2019 seacormarine.com 48Active Offshore Rigs 457 in Total Mediterranean 40 North America NW Europe 58 58 Asia Pacific 90 MidEast/ISC 158 Central & West Africa 28 25 South America Source: Clarksons’ World Offshore Register as of July 31, 2019 seacormarine.com 48

Brent Oil Price vs Total Working Drilling Units Global Statistics 3000 90 80 2500 70 2000 60 50 1500 40 1000 30 20 500 10 0 0 Working Rig Count Brent Crude Source: Clarksons’ World Offshore Register seacormarine.com 49 No of Drilling Units Axis TitBrent Oil Price (US$)Brent Oil Price vs Total Working Drilling Units Global Statistics 3000 90 80 2500 70 2000 60 50 1500 40 1000 30 20 500 10 0 0 Working Rig Count Brent Crude Source: Clarksons’ World Offshore Register seacormarine.com 49 No of Drilling Units Axis TitBrent Oil Price (US$)

Management Team • John Gellert – President, Chief Executive Officer, and Director Mr. Gellert has been President and Chief Executive Officer since our formation and a member of our board of directors since June 1, 2017. In his previous appointment, Mr. Gellert was Co-Chief Operating Officer of SEACOR Holdings Inc. since February 23, 2015, and from May 2004 to February 2015, Mr. Gellert was Senior Vice President of SEACOR Holdings Inc. In July 2005, Mr. Gellert was appointed President of SEACOR Holdings Inc.'s Offshore Marine Services segment, a capacity in which he served until his current appointment. From June 1992, when Mr. Gellert joined SEACOR Holdings Inc. until July 2005, he had various financial, analytical, chartering and marketing roles within SEACOR Holdings Inc. In addition, Mr. Gellert is an officer and director of certain SEACOR Marine subsidiaries. • Jesús Llorca – Executive Vice President and Chief Financial Officer Mr. Llorca has been our Executive Vice President and Chief Financial Officer since April 2, 2018, and previously served as our Executive Vice President of Corporate Development since June 1, 2017. From May 2007 to May 2017, Mr. Llorca served as a Vice President of SEACOR Holdings Inc. Mr. Llorca has over 18 years of industry experience and possesses critical knowledge of the Company’s operations, finances and strategies, as well as a deep understanding of its business segments. • Anthony Weller – Senior Vice President and Managing Director, International Division Mr. Weller has been Senior Vice President and Managing Director of our International Division since June 1, 2017. Prior to his appointment and since 2009, Mr. Weller served as Managing Director of SEACOR Holdings Inc.'s Offshore Marine Services' International Division. Mr. Weller has over 40 years of industry experience and is a Master Mariner. seacormarine.com 50Management Team • John Gellert – President, Chief Executive Officer, and Director Mr. Gellert has been President and Chief Executive Officer since our formation and a member of our board of directors since June 1, 2017. In his previous appointment, Mr. Gellert was Co-Chief Operating Officer of SEACOR Holdings Inc. since February 23, 2015, and from May 2004 to February 2015, Mr. Gellert was Senior Vice President of SEACOR Holdings Inc. In July 2005, Mr. Gellert was appointed President of SEACOR Holdings Inc.'s Offshore Marine Services segment, a capacity in which he served until his current appointment. From June 1992, when Mr. Gellert joined SEACOR Holdings Inc. until July 2005, he had various financial, analytical, chartering and marketing roles within SEACOR Holdings Inc. In addition, Mr. Gellert is an officer and director of certain SEACOR Marine subsidiaries. • Jesús Llorca – Executive Vice President and Chief Financial Officer Mr. Llorca has been our Executive Vice President and Chief Financial Officer since April 2, 2018, and previously served as our Executive Vice President of Corporate Development since June 1, 2017. From May 2007 to May 2017, Mr. Llorca served as a Vice President of SEACOR Holdings Inc. Mr. Llorca has over 18 years of industry experience and possesses critical knowledge of the Company’s operations, finances and strategies, as well as a deep understanding of its business segments. • Anthony Weller – Senior Vice President and Managing Director, International Division Mr. Weller has been Senior Vice President and Managing Director of our International Division since June 1, 2017. Prior to his appointment and since 2009, Mr. Weller served as Managing Director of SEACOR Holdings Inc.'s Offshore Marine Services' International Division. Mr. Weller has over 40 years of industry experience and is a Master Mariner. seacormarine.com 50

Management Team • Andrew H. Everett II – Senior Vice President, General Counsel and Secretary Mr. Everett has been our Senior Vice President, General Counsel and Secretary since January 22, 2018. Prior to his appointment, Mr. Everett was an associate in the Global Corporate Group of Milbank, Tweed, Hadley & McCloy LLP from 2008 until 2018. Mr. Everett received his J.D. from Boston College Law School and B.S. from Bentley University. • Gregory S. Rossmiller – Senior Vice President and Chief Accounting Officer Mr. Rossmiller has been our Senior Vice President and Chief Accounting Officer since April 17, 2018. Prior to his appointment, Mr. Rossmiller was the Chief Financial Officer - North America for Applus Energy and Industry (a division of Applus Services S.A.) since June 2009. Mr. Rossmiller was Corporate Controller of Pride International from 2005 to 2009, and Controller of Nabors Drilling International Limited (a subsidiary of Nabors Industries, Ltd.) from 2000 to 2005 and Assistant Controller from 1997 to 2000. Prior to 1997, Mr. Rossmiller held audit positions with Cooper Industries and with the accounting firm of Deloitte & Touche. • Tim Clerc – Vice President of Engineering Mr. Clerc has been our Vice President of Engineering since January 18, 2019, and previously served as our Manager of Engineering since 2000, Prior to SEACOR Marine, Mr. Clerc spent 17 years with Swire Pacific Offshore as Chief Engineer, Project Manager, and New Construction Manager; as well as, 14 years serving the British Merchant Navy where he began his career as an Engineering Officer Cadet and rose to the rank of Chief Engineer. • Robbert van Rijk – Vice President of Offshore Wind Services Mr. van Rijk has been Vice President of Offshore Wind Services since September 2019 and Managing Director of Windcat Workboats since 2002, a company which he co-founded with Neil Clarkson and was acquired by SEACOR Marine in 2011. Prior to his involvement with Windcat, Mr. van Rijk was the principal at Bais Marltiem BV, a marine brokerage firm based in the Netherlands. Mr. van Rijk is a marine engineer and naval architect and holds an MBA. seacormarine.com 51Management Team • Andrew H. Everett II – Senior Vice President, General Counsel and Secretary Mr. Everett has been our Senior Vice President, General Counsel and Secretary since January 22, 2018. Prior to his appointment, Mr. Everett was an associate in the Global Corporate Group of Milbank, Tweed, Hadley & McCloy LLP from 2008 until 2018. Mr. Everett received his J.D. from Boston College Law School and B.S. from Bentley University. • Gregory S. Rossmiller – Senior Vice President and Chief Accounting Officer Mr. Rossmiller has been our Senior Vice President and Chief Accounting Officer since April 17, 2018. Prior to his appointment, Mr. Rossmiller was the Chief Financial Officer - North America for Applus Energy and Industry (a division of Applus Services S.A.) since June 2009. Mr. Rossmiller was Corporate Controller of Pride International from 2005 to 2009, and Controller of Nabors Drilling International Limited (a subsidiary of Nabors Industries, Ltd.) from 2000 to 2005 and Assistant Controller from 1997 to 2000. Prior to 1997, Mr. Rossmiller held audit positions with Cooper Industries and with the accounting firm of Deloitte & Touche. • Tim Clerc – Vice President of Engineering Mr. Clerc has been our Vice President of Engineering since January 18, 2019, and previously served as our Manager of Engineering since 2000, Prior to SEACOR Marine, Mr. Clerc spent 17 years with Swire Pacific Offshore as Chief Engineer, Project Manager, and New Construction Manager; as well as, 14 years serving the British Merchant Navy where he began his career as an Engineering Officer Cadet and rose to the rank of Chief Engineer. • Robbert van Rijk – Vice President of Offshore Wind Services Mr. van Rijk has been Vice President of Offshore Wind Services since September 2019 and Managing Director of Windcat Workboats since 2002, a company which he co-founded with Neil Clarkson and was acquired by SEACOR Marine in 2011. Prior to his involvement with Windcat, Mr. van Rijk was the principal at Bais Marltiem BV, a marine brokerage firm based in the Netherlands. Mr. van Rijk is a marine engineer and naval architect and holds an MBA. seacormarine.com 51